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                     Supplement dated February 17, 1999 to
   Prospectus and Statement of Additional Information Dated December 8, 1998
                       for Pacific Value Variable Annuity
       Issued by Pacific Life Insurance Company ("Prospectus" and "SAI")

APPENDIX A: STATE LAW VARIATIONS to the Prospectus is amended by adding the following:

For Contracts delivered to residents of Oregon:

As of the date of this Supplement, the availability of the Stepped-Up Death Benefit Rider ("SDBR") or Premier Death Benefit Rider ("PDBR") is subject to approval of state insurance authorities. Ask your registered representative about its current availability status at the time your application is completed.

You may make additional Purchase Payments only during your first Contract Year.





Form No. PVOR021799